Exhibit 99.1 !"#$%"&'"()*+,$-(.--$'/0 1"2-34-#(567(5869(

The information contained herein should be read in conjunction with, and is qualified by, the information in KBS Real Estate Investment Trust III’s (the “Company” or “KBS REIT III”) Annual Report on Form 10-K for the year ended December 31, 2018 (the “Annual Report”), and in the Company’s Quarterly Reports on Form 10-Q for the periods ended June 30, 2019 and September 30, 2019 Important (the “Quarterly Reports”), including the “Risk Factors” contained therein. For a full description of the limitations, methodologies and assumptions used to value the Company’s assets and liabilities in connection with the calculation of the Company’s estimated value per share, see the Company’s Current Report on Form 8-K, filed with the SEC on December 6, 2018. Disclosures Forward-Looking Statements Certain statements contained herein may be deemed to be forward-looking statements within the meaning of the Federal Private Securities Litigation Reform Act of 1995. The Company intends that such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include statements regarding the intent, belief or current expectations of the Company and members of its management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as “may,” “will,” “seeks,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” “should” or similar expressions. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, unless required by law. Such statements are subject to known and unknown risks and uncertainties which could cause actual results to differ materially from those contemplated by such forward- looking statements. The Company makes no representation or warranty (express or implied) about the accuracy of any such forward-looking statements. These statements are based on a number of assumptions involving the judgment of management. The Company may fund distributions from any source including, without limitation, from offering proceeds or borrowings. Distributions paid through September 30, 2019 have been funded with cash flow from operating activities, debt financing and proceeds from asset sales. There are no guarantees that the Company will continue to pay distributions or that distributions at the current rate are sustainable. No assurances can be given with respect to distributions. Actual events may cause the value and returns on the Company’s investments to be less than that used for purposes of the Company’s estimated NAV per share. With respect to the estimated NAV per share, the appraisal methodology used for the appraised properties assumes the properties realize the projected net operating income and expected exit cap rates and that investors would be willing to invest in such properties at yields equal to the expected discount rates. Though the appraisals of the appraised properties, with respect to Duff & Phelps, and the valuation estimates used in calculating the estimated value per share, with respect to Duff & Phelps, the Company’s advisor and the Company, are the respective party’s best estimates as of September 30, 2018, and December 3, 2018, as applicable, the Company can give no assurance in this regard. Even small changes to these assumptions could result in significant differences in the appraised values of the appraised properties and the estimated value per share. Further, the Company can make no assurances with respect to the future value appreciation of its properties and ultimate returns to investors. Stockholders may have to hold their shares for an indefinite period of time. The Company can give no assurance that it will be able to provide additional liquidity to stockholders. Although the board of directors has approved management’s recommendation to explore strategic alternatives for the Company, the Company is not obligated to pursue any particular transaction or any transaction at all. Further, although the Company is exploring strategic alternatives, there is no assurance that this process will provide a return to stockholders that equals or exceeds the Company’s estimated value per share. Even if the board of directors decides to pursue a particular strategy, there is no assurance that the Company will successfully implement its strategy. The statements herein also depend on factors such as: future economic, competitive and market conditions; the Company’s ability to maintain and/or improve occupancy levels and rental rates at its real estate properties; and other risks identified in Part I, Item IA of the Company’s Annual Report and in Part II, Item IA of the Company’s Quarterly Reports. :::;(<=>;?@. !

Transactional volume in excess of $42.3 billion1, About KBS AUM of $11.2 billion1 and 35.3 million square feet under management1. Formed by Peter Bren and Chuck 8th Largest Office Owner Globally, National Schreiber in 1992. Real Estate Investor2. Over 26 years of investment and Among Top 44 Global Real Estate Investment management experience with Managers, Pensions & Investments3. extensive long-term investor relationships. Buyer and seller of well-located, yield- generating office and industrial properties. Advisor to public and private pension plans, endowments, foundations, sovereign wealth funds and publicly registered non-traded REITs. 1 As of September 30, 2019. A trusted landlord to thousands of office and 2 The ranking by National Real Estate Investor is based on volume of office space owned globally, as of December 31, industrial tenants nationwide. 2017. The results were generated from a survey conducted by National Real Estate Investor based on advertising and website promotion of the survey, direct solicitation of responses, direct email to subscribers and other identified office owners and A preferred partner with the nation’s largest daily newsletter promotion of the survey, all supplemented with a review of public company SEC filings. lenders. 3 KBS was ranked #44 on Pensions & Investments List of Largest Real Estate Investment Managers, September 30, 2019. Ranked by total worldwide real estate assets, in millions, as of June 30, 2019. Real estate assets were reported net of leverage, including contributions committed or received, but not yet A development partner for office, mixed-use invested and multi-family developments. :::;(<=>;?@. "

Regional Focus Map Gateway Target First-tier Target Strong Employment / Growth KBS Offices :::;(<=>;?@. #

Office Market EMPLOYMENT INDICATORS* Update Q3 18 Q3 19 12-Mo. Forecast Total Non-Farm Employment 149.4 M 151.5 M ! According to Cushman & Wakefield’s Office-Using Employment 32.7 M 33.0 M ! Third Quarter 2019 MarketBeat Report, the U.S. economy continued to grow at a Unemployment 3.8% 3.7% ! steady pace in the third quarter of 2019, adding approximately 470,000 new jobs, of which 140,000 were in the key office- using sectors. Consumer confidence MARKET INDICATORS* remains solid indicating shoppers are still Q3 18 Q3 19 12-Mo. Forecast optimistic. As of September, the unemployment rate is at 3.7% . Net Absorption 10.9 M 9.8 M — Under Construction 112.6 M 126.6 M " Weighted Asking Rent (FS) $31.36 $32.63 ! *Cushman & Wakefield, MarketBeats 3Q 2019 :::;(<=>;?@. $

Singapore Portfolio Sale %

ON JULY 18, 2019 Introduction The Singapore Portfolio sale 11 Properties Sold resulted in a $147.4 million gain KBS Real Estate Investment Trust $1.2 Billion Sale Price over cost basis, which represents III, Inc. (the "Company“) has a $0.09 increase per share in the On July 18, 2019, the Company executed a prepared this section of the estimated value of the Singapore strategic sale of 11 of its properties (the presentation to summarize the Portfolio2 “Singapore Portfolio”), at a gross sale price of Portfolio Sale, as well as Increase in estimated value per share is after $1.2 billion (the “Portfolio Sale”), to Prime US communicate the Company’s selling credits, third-party selling costs and REIT which is a newly formed Singapore real plan for the sales proceeds and disposition fees to the Company’s Advisor2 estate investment trust (the “SREIT”). its strategic plans going forward. The Singapore Portfolio represented $254.8 Million Invested in the 27% of the Company’s overall real SREIT estate portfolio1 As part of the Portfolio Sale, the Company has The properties were selected primarily based on invested $254.8 million in the SREIT’s units, their higher cash yields and stabilized cash flow !"#$%&'"%()&)*"(+",-&"$../$0%&'"1$)2&%"$%"(3"4&.,&56&/"789":8!;"$%" which is publicly traded on the Singapore Stock /&3)&<,&'"0+",-&"=&<&56&/":8!;"&%,05$,&'"%-$/&"1$)2&>""?-&"$../$0%&'" with a lack of near-term lease rollover. The 1$)2&%"'("+(,",$@&"0+,("$<<(2+,"&%,05$,&'"'0%.(%0,0(+"<(%,%"$+'"3&&%> Exchange. :"A$)<2)$,&'"6*"<(5.$/0+B"C0D",-&"$<,2$)"+&,"%$)&"./(<&&'%"$3,&/",-0/'E properties had been successfully renovated and/or .$/,*"%&))0+B"<(%,%"$+'"'0%.(%0,0(+"3&&%",(",-&"A(5.$+*F%"G'10%(/"1%>" C00D",-&"$../$0%&'"1$)2&%"$%"(3"4&.,&56&/"789":8!;".)2%"<$.0,$)" stabilized, creating the value which was anticipated &H.&+'0,2/&%"3/(5",-$,"$../$0%$)"'$,&",("I2)*"!;9":8!J> during our underwriting. :::;(<=>;?@. &

KBS

The Portfolio Sale Generated Proceeds of $413.0 Million

Dollars in Thousands

Gross Sales Proceeds	$ 1,222,150
Seller Credit [1]	(10,093)
KBS REIT III 31.3% Interest in SREIT [2]	(254,814)
Subtotal-Net Sale Price Less KBS REIT III Interest	957,243
Closing Costs, Interest Rate Buydown, Advisor Disposition Fee [3]	(19,893)
Net Sales Proceeds Before Debt	937,350
Required Debt Repayment	(524,377)
TOTAL - Net Sales Proceeds	**$ 412,973**

1 Seller credit is for outstanding leasing and capital improvement costs to be paid by the SREIT.
2 Reflects the Company's 31.3% equity interest in the SREIT. As of September 30, 2019, the Company owned 289,561,899 units of PRIME US REIT (SGX Ticker: OXMU).
3 Disposition fee was 1.0% on the net sale price less REIT III's equity interest after the exercise of the over-allotment option. The disposition fee paid to the Advisor was $9.6 million.


THE TOWERS
EMERYVILLE

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8

Use of Proceeds Recognizing that the Company’s shareholders each have different investment objectives, timelines, and liquidity needs, the Company has and will consider using the net proceeds from the Portfolio Sale for a variety of shareholder liquidity options, including: #1 #2 #3 #4 Expanded Authorized a Enhance Debt Paydowns/ the 2019 special future Asset Acquisitions share dividend shareholder redemption liquidity program by $40.0 million :::;(<=>;?@. (

As a result of taxable capital gains, the REIT has November 4, 2019 authorized a special dividend to stockholders as of November 4, 2019 that will be paid in Special Dividend December 2019 Special dividend of $0.80 per share payable to stockholders of The Company will pay a special [ record as of November 4, 2019. dividend of $0.80 per share of Stockholders will receive election forms in November 2019 and common stock in December 2019 as a [ must return them to the REIT’s transfer agent by 5 pm CST on result of generating a significant December 2, 2019, if they desire a 100% stock distribution. amount of taxable capital gains from Stockholder can elect 100% Stock or 100% Cash; the default the Singapore Portfolio sale. Up to [ election will be 100% Cash. 35% of the dividend will be paid in Because the aggregate amount of cash to be distributed by the cash with the remainder paid in stock. [ REIT cannot exceed 35% of the total special dividend, the likely The REIT rules require that at least 90% of result of a cash election or default election is the receipt of “real estate investment trust taxable approximately 35% cash and 65% stock. income" (which includes net capital gains) [ The special dividend is ineligible for reinvestment through the Dividend Reinvestment Plan. be distributed in each year for the [ The special dividend payment, including both cash and stock, is Company to maintain its REIT status and expected to generally be taxed as capital gain distribution. avoid paying corporate level taxes. Stockholders are advised to consult their tax advisors regarding the tax consequences of the special dividend. :::;(<=>;?@. )*)*

KBS

Special Dividend

Record Date November 4, 2019

Receipt of a cash payment in the special dividend ultimately impacts the value of shares held in a client's account. Receipt of a stock distribution increases the number of shares owned and decreases the value of each share but does not impact the total account value.

Hypothetical Illustration of Special Dividend on Shareholder Account[1]:

	Estimated Value Per Share	Total Shares	Total Account Value	Cash Distributions	Total Account Value and Cash Distributions
Before Special Dividend	$12.02	1.00000	$12.02		$12.02
Special Dividend [2]					
Cash Distribution	($0.28)		($0.28)	$0.28	
Stock Distribution Value[3]	($0.52)	0.04635	($0.00)		
After Special Dividend Paid in December 2019	$11.22	1.04635	$11.74	$0.28	$12.02

1 The above example is a hypothetical illustration of the special dividend's impact per share to a shareholder's account assuming the shareholder receives 35% of the special dividend in cash and 65% in stock. The example is based on the December 2018 estimated value per share of $12.02 and assumes that there is no change to the share price other than the payment of the $0.80 special dividend. The Company will update its estimated value per share in December 2019 and the estimate value per share and the total shares issued as a result of the special dividend will be different than the above example.

2 Assumes the shareholder receives 35% of the special dividend in cash and 65% in stock. If a significant number of investors elect all stock, an investor making a cash election or default election may receive more than 35% of the special dividend in cash.

3 Assumes 0.04635 shares received in the special stock distribution per share of common stock outstanding.

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11

Fund and Portfolio Overview )!

KBS

Fund and Portfolio Overview

As of September 30, 2019, unless otherwise noted;

1 Current portfolio of properties as of September 30, 2019, value based solely on the appraised values as of September 30, 2018 as reflected in the December 2018 estimated share value. The appraised values do not take into account estimated disposition costs and fees.
2 Represents the aggregate value of REIT III's investment in the units of the SREIT (SGX Ticker: OXMU), based on the closing price of the SREIT units on the SGX of $0.93 per unit as of September 30, 2019.
3 Represents cost basis of portfolio, which includes acquisition price (excluding closing costs) plus subsequent capital expenditures as of September 30, 2019 for the current portfolio of properties.
4 Rentable square feet includes a multi-family apartment development project consisting of 463,956 SF, which was under construction as of September 30, 2019.
5 Includes future leases that had been executed but had not yet commenced as September 30, 2019 and excludes a multi-family apartment development project consisting of 453 units, which was under construction as of September 30, 2019.
6 Calculated as total debt as of September 30, 2019, divided by the December 2018 estimated value of the current portfolio of properties and current value of investment in PRIME US REIT.
7 DRIP refers to dividend reinvestment plan.
8 Rate is annualized and assumes a $10 per share purchase price.
9 Rate is annualized and NAV refers to the $12.02 December 2018 estimated value per share.
10 Assumed early investor (invested at escrow break on March 24, 2011) and all distributions have been taken in cash. See slides 27-30 for more information on stockholder performance.

FUND

Primary Offering Broke Escrow
May 24, 2011

Primary Offering Closed
July 28, 2015

Capital Raised in Primary Offering
$1.7 billion

Additional Capital Raised from DRIP[7]
$320.1 million

Current Distribution Rate, on Cost[8]
6.50%

Current Distribution Rate, on NAV[9]
5.41%

Cumulative Distributions Per Share (life-to-date as of September 2019)[10]
$5.32

PORTFOLIO

December 2018 Estimated Value of Current Properties[1]
$3.1 billion

Current Value of Investment in PRIME US REIT
$269.3 million[2]

Current Cost Basis of Real Estate Portfolio[3]
$2.8 billion

Current Rentable Square Feet[4]
8.3 million

Total Leased Occupancy[5]
91.3%

Total Leverage (Loan-to-Value)[6]
42%

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13

KBS


RBC Plaza
Minneapolis, MN

Current Portfolio of Properties

$3.1 Billion[1]

- ✓ Urban, Well-Located, Institutional-Quality Portfolio
- ✓ Mass Transit Connectivity
- ✓ Growth Markets & Urban Live/Work/Play Locations
- ✓ Recently Renovated and Amenitized Buildings

- **20 Class A Properties**
- **8.3 Million RSF[2]**
- **91.3% Leased[3]**
- **4.4 Years Weighted Average Lease Term[4]**
- **In-place Rents 10% Below Market**
- **30% STEM/TAMI Tenants[5]**

1 Includes portfolio of properties as of September 30, 2019, value based solely on the appraised values as of September 30, 2018 as reflected in the December 2018 estimated share value. The appraised values do not take into account estimated disposition costs and fees.
2 Rentable square feet includes a multi-family apartment development project consisting of 463,956 SF, which was under construction as of September 30, 2019.
3 As of September 30, 2019. Leased percentage includes future leases that have been executed but have not yet commenced and excludes a multi-family apartment development project, which was under construction as of September 30, 2019.
4 As of September 30, 2019, and represents the weighted average lease term remaining based on occupied square feet.
5 STEM is an industry abbreviation which stands for science, technology, engineering, and math, and TAMI stands for technology, advertising, media, and information.

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14

The Current Portfolio of Properties Building Classification Leased Occupancy Mass Transit Leased Occupancy Property Metro City Class Sq. Ft. (CBD, Urban, at September 30, Availability at Acquisition ( A,B or C) Suburban) 20191 WEST Anchor Centre Phoenix A 333,014 Suburban Metro 78% 96% Gateway Tech Center Salt Lake City A 210,256 CBD Metro/Light Rail 92% 84% Hardware Village Salt Lake City Apartment 478,596 CBD Metro/Light Rail N/A N/A 201 Spear San Francisco Bay Area A 252,591 CBD Subway/Metro/Light Rail 84% 97% Ten Almaden San Francisco Bay Area A 309,255 CBD Metro/Light Rail 89% 97% The Almaden San Francisco Bay Area A 416,126 CBD Metro/Light Rail 95% 97% Towers II & III at Emeryville San Francisco Bay Area A 592,811 Urban Metro/Light Rail/Shuttle 85% 82% CENTRAL Legacy Tower Center Dallas A 522,043 Urban None 89% 96% Preston Commons Dallas A 427,799 Urban None 88% 94% Sterling Plaza Dallas A 313,609 Urban None 87% 98% RBC Plaza Minneapolis A 710,332 CBD Metro/Light Rail 86% 97% Domain Gateway Austin A 183,911 Urban Metro/Light Rail 100% 100% 515 Congress Austin A 263,058 CBD Metro/Light Rail 95% 94% EAST Park Place Village Kansas City A 483,984 Suburban None 95% 94% Accenture Tower Chicago A 1,457,724 Urban Subway/Metro 93% 81% Carillon Charlotte A 488,277 Urban Metro/Light Rail 92% 92% 201 17th Street Atlanta A 355,870 Urban Shuttle 93% 93% 3001 Washington Washington, D.C. A 94,837 Urban Metro 31% 98% 3003 Washington Washington, D.C. A 210,804 Urban Metro 96% 99% McEwen Building Nashville A 175,262 Suburban None 97% 97% !"M+<)2'&%"32,2/&")&$%&%",-$,"-$'"6&&+"&H&<2,&'"62,"-$'"+(,"*&,"<(55&+<&'"$%"4&.,&56&/"789":8!J>" :::;(<=>;?@. )$

The Current Portfolio of Properties The following map shows the markets where the current portfolio of properties is located. It is: • In major target markets which are high-ranked as office absorption leaders in the last 10 years • In top tech markets. • In prime locations within the markets, via proximity to urban centers, an educated workforce, attractive live/work/play amenities, and/or mass transit. :::;(<=>;?@. )%

KBS

Statistics for the Current Portfolio

Market Diversification[1]

Invested in Target Markets:

46% of value[2] in CBRE's Top 10 Tech Markets

89% of value[2] in CBRE's Top 25 Tech Markets



Nashville 2%
Phoenix 3%
Atlanta 4%
Kansas City 4%
Salt Lake City 5%
Charlotte 5%
Minneapolis 5%
Austin (2 Buildings) 7%
Washington D.C. (2 Properties) 7%
Dallas (3 Properties) 14%
28% San Francisco (4 Properties)
16% Chicago (1 Property)

Asset Diversification[1]

Asset Diversification:

Largest asset accounts for just **16%**



Hardware Village (Under Construction) 4%
Sterling Plaza 4%
Park Place Village 4%
201 17th Street 4%
515 Congress 4%
Preston Commons 5%
Carillon 5%
Legacy Town Center 5%
RBC Plaza 5%
3003 Washington 6%
Ten Almaden 6%
16% Accenture Tower
9% The Towers at Emeryville II & III
9% Other 3
7% 201 Spear Street
7% Almaden Financial Plaza

1 Based solely on the appraised values as of September 30, 2018 as reflected in the December 2018 estimated share value for the current portfolio of properties. The appraised values do not take into account estimated disposition costs and fees.
2 Per CBRE's 2019 Tech Talent Report

3 "Other" is comprised of various properties that individually represent less than 3% or less of total value.

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17

KBS

Statistics for the Current Portfolio

Accenture will become the 2nd largest tenant based on SF, once its expansion lease commences in 2022.

Signed an expansion lease in July 2019, increasing space to 263,718 SF for 15 years of term

Indeed, Inc. will become the 3rd largest tenant based on SF, once its new lease commences.

Signed a new lease for 183,911 SF for 13 years of term

Top 10 Tenants [1]

TOP 10 TENANTS	INDUSTRY SECTOR	PROPERTY	NLA (SQ. FT)	WEIGHTED AVERAGE LEASE TERM (YRS)	% OF ANNUALIZED BASE RENT [2]
CNA Corporation	Management Consulting	3003 Washington	152,414	9.7	4.2%
WeWork [3]	Real Estate and Rental and Leasing	201 Spear Street	78.869	10.9	2.9%
RBC Capital Markets, LLC	Finance	RBC Plaza, The Almaden	304,120	2.6	2.5%
American Multi-Cinema, Inc	Arts & Entertainment	Park Place Village	163,655	6.9	2.3%
ZOOM Video Communications	Computer Systems Design	The Almaden	73,754	9.4	2.1%
WorldPay US, Inc.	Finance	201 17th Street	130,088	7.5	1.9%
Expedia Inc.	Travel	Accenture Tower	113,851	9.3	1.5%
Nelson Mullins Riley & Scarborough	Legal	201 17th Street	115,104	9.3	1.4%
Adobe Systems Incorporated	Computer Software	Ten Almaden	63,254	3.3	1.4%
Verizon	Information	201 Spear Street	42,033	2.3	1.3%
		TOTAL / WEIGHTED AVG.	**1,237,142**	**6.8**	**21.5%**

1 As of September 30, 2019.
2 Annualized base rent represents annualized contractual base rental income as of September 30, 2019, adjusted to straight-line any contractual tenant concessions (including free rent), rent increases and rent decreases from the lease's inception through the balance of the lease term. Percent of annualized base rent is based on total annualized base rent of the current portfolio, excluding Hardware Village (under construction).
3 For more information on REIT III's exposure to WeWork, please see the next slide.

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18

KBS

KBS REIT III Exposure to WeWork

PROPERTY:	201 Spear - San Francisco	Legacy Town Center – Plano, TX
WeWork Space	78,869 SF	53,776 SF
WeWork as a % of the Property	31.2%	10.30%
WeWork Occupancy	100%	100%
WeWork Tenants	Google is a single tenant	Qualtrics, Navigent, United Health
Commencement Date	This lease commenced over a period of time. A majority of the floors commenced in August, 2018.	Construction is underway, **commencement is estimated to be December 1, 2019**. The space is 100% preleased to the tenants noted above.
WeWork Corporate Guaranty	We are protected by $5.39 million in corporate guarantees plus the cost of enforcement. This amount starts declining after year 4 of the lease.	We are protected by a $2.0 million corporate guaranty which starts declining after month 20 of the lease.
Other WeWork Credit Enhancements	WeWork put up a Letter of Credit in the amount of $2.7 million. This amount starts declining after year 4 of the lease.	$2.0 million Lease Guaranty Bond from investment grade insurance company, including Philadelphia Indemnity Insurance, Chubb, Berkshire Hathaway, or Zurich which starts declining after month 20 of the lease.

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19

KBS

Statistics for the Current Portfolio

Over 650 Tenants with Staggered Lease Expirations and Industry Diversification

Tenant Industries [1]


Communications Equipment Manufacturing 1%
Scientific Research & Development 1%
Healthcare & Social Assistance 6%
Computer Systems Design & Related Services 7%
Information 6%
Professional, Scientific, & Technical Services 9%
Administrative & Support & Waste Management & Remediation Services 2%
Insurance Carriers & Related Activities 3%
Transportation & Warehousing 3%
Management Consulting Services 6%
Legal Services 9%
19% Finance
17% Other [3]
11% Real Estate & Rental & Leasing

- Industry diversification provides downside protection from any single industry. No one sector represents over 19% of the total portfolio.
- STEM/TAMI[2], the fastest growing sector, represents 30% of the total portfolio.

Lease Expirations [1]


Annualized Base Rent ($000)
$40000
$30000
$20000
$10000
$0
MTM 2.4%
2019 2.8%
2020 10.9%
2021 10.0%
2022 13.7%
2023 11.1%
2024 10.1%
2025 6.2%
2026 8.1%
2027 5.2%
2028 4.4%
Thereaf... 15.1%

1 Annualized base rent represents annualized contractual base rental income as of September 30, 2019, adjusted to straight-line any contractual tenant concessions (including free rent), rent increases and rent decreases from the lease's inception through the balance of the lease term. Percent of annualized base rent is based on total annualized base rent of the current portfolio, excluding Hardware Village (under construction).

2 STEM is an industry abbreviation which stands for science, technology, engineering, and math, and TAMI stands for technology, advertising, media, and information.

3 "Other" is comprised of various industries that individually represent less than 3.0% of total annualized base rent, excluding STEM/TAMI industries.

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20

KBS

Capital Management[1]

As of September 30, 2019, unless otherwise noted

Total Debt[1]	$1.4 billion
Loan-to-Value[2]	42%
Average cost of debt	3.74% per annum
Average term to initial maturity	2.2 years
Average term to fully extended maturity	3.9 years

Initial Debt Maturities [1]


($000)
$1,000,000
$800,000
$600,000
$400,000
$200,000
$0
$151
$798,018 [3]
$141,113
$93,000
$0
$379,245
2019
2020
2021
2022
2023
Therea...

Interest Rate Exposure (in millions)


Fixed Interest Rate Debt
$93
7%
Variable Interest Rate (Unswapped)
$335
24%
Variable Interest Rate (Swapped)
$984
69%

1 Based on total debt as of September 30, 2019.
2 Loan-to-Value equals the total debt as of September 30, 2019 divided by the December 2018 estimated value of the current portfolio of properties and current value of investment in PRIME US REIT.
3 As of September 30, 2019, $749.0 million of the debt initially maturing in 2020 has extension options.

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21

Property Updates !!

KBS

Carillon
Charlotte, NC



1 As of September 30, 2019. Leased occupancy includes leases that are signed but commencing in the future.

Key Statistics

Rentable SF	Leased Occupancy[1]	Current Market Rent/ In - Place Rent[1]	Weighted-Avg. Lease Term (Yrs.)[1]
488,277	92.3%	$33.50 / $28.58 (17.2% Mark-to-Market)	3.3

Key Tenants

Tenant	Sq. Ft.	% of Property RSF
Cadwalader Wickersham Taft	45,922	9.4%
Crescent Communities	39,711	8.1%
GSA	38,153	7.8%

Key Highlights

Located in Charlotte's resurgent Central Business District, Carillon is a 24-story LEED-Silver certified office tower with museum-quality interiors and artwork and nine-foot floor-to-ceiling windows providing maximum natural light. The property includes a high-end fitness and amenity center with juice bar and fitness classes due to open December 2019. The main lobby is being refurbished with a new curtain wall side entry to a newly constructed courtyard connecting to the Grand Bohemian hotel due to open in early 2020. Additionally, the property offers a conference center, on-site childcare, on-site car wash, Morton's steakhouse and a 10-level parking garage.

The property has recently experienced strong leasing activity - Four signed LOI's for expansion/extension for a total of approximately 30,000 SF. Two additional renewals are close to a signed LOI for a total of approximately 10,000 SF.

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23

KBS

Park Place Village
Leawood, KS


amc



1 As of September 30, 2019. Leased occupancy includes leases that are signed but commencing in the future.

Key Statistics

Rentable SF	Leased Occupancy[1]	Current Market Rent/ In - Place Rent[1]	Weighted-Avg. Lease Term (Yrs.)[1]
483,984	93.8% Office 86.2% Retail	$28.05 / $27.81 (0.8% Mark-to-Market)	5.6

Key Tenants

Tenant	Sq. Ft.	% of Property RSF
AMC	163,655	33.8%
SCOR Global	40,286	8.3%
RPS Financial	32,523	6.7%

Key Highlights

Park Place Village is a multi-tenant mixed-use office and retail property located in Kansas City's South Johnson County submarket. Anchored by the headquarters of American Multi-Cinema (AMC), the property includes 10 buildings that were developed in phases starting in 2007. Park Place includes a dynamic mix of tenants and offers many amenities including boutique shops, upscale restaurants and cafes.

In August, Park Place Village executed three new leases totaling 14,273 SF and one renewal for 3,100 SF.

Park Place Village was marketed for sale in September 2019 by Cushman & Wakefield and CBRE. Preliminary offers have been delivered and a buyer will likely be selected in Q4 2019.

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515 Congress Avenue Key Statistics Current Market Rent/ Weighted-Avg. Lease Austin, TX Rentable SF Leased Occupancy1 In - Place Rent1 Term (Yrs.)2 $42.00 NNN / 263,058 93.69% $35.64 NNN 3.5 (17.8% Mark-to-Market) Key Tenants Tenant Sq. Ft. % of Property RSF Cloudera 27,222 10.4% Bright Health 14,082 5.4% Lion Street 14,068 5.4% Key Highlights KBS recently signed a full-floor lease (14,082 SF). KBS is also in negotiations with a large technology company that could potentially lease two full floors and the building’s remaining available space. Renovations since acquisition include a full lobby level and façade remodel with a complete overhaul and repositioning of the ground-floor retail spaces. Additionally, we have completed a full modernization of the elevator system plus aesthetic upgrades, renovated multi-tenant floor elevator lobbies and corridors and added a bike storage room. The Austin CBD continues to perform well and rivals anywhere in the nation for absorption and rent !"G",/0.)&E+&,"CaaaD")&$%&"0%"(+&"0+"P-0<-",-&",&+$+,"0%"/&%.(+%06)&"3(/"(+B(0+B"&H.&+%&%"(3" growth; the last 12 months have seen rent growth of 6.5% with a 6.4% vacancy rate and over 36,600 SF of ,-&"./(.&/,*9"0+<)2'0+B"/&$)"&%,$,&",$H&%9"5$0+,&+$+<&"$+'"0+%2/$+<&> net absorption. Market rents have increased over 40% since our acquisition. :"G%"(3"4&.,&56&/"789":8!J>""c&$%&'"(<<2.$+<*"0+<)2'&%")&$%&%",-$,"$/&"%0B+&'"62," <(55&+<0+B"0+",-&"32,2/&> :::;(<=>;?@. !$

Stockholder The December 2018 estimated value per share was performed in accordance with the provisions of and also to comply with the IPA Valuation Guidelines. As with any valuation methodology, the methodologies used Performance are based upon a number of estimates and assumptions that may not be accurate or complete. Different parties with different assumptions and estimates could derive a different estimated value per share of KBS REIT III’s common stock, and this difference could be significant. The estimated value per share is not KBS REIT III provides its estimated value audited and does not represent the fair value of KBS REIT III’s assets less the fair value of KBS REIT III’s per share to assist broker dealers that liabilities according to GAAP. KBS REIT III can give no assurance that: participated in KBS REIT III’s now- terminated initial public offering in • a stockholder would be able to resell his or her • another independent third-party appraiser or meeting their customer account shares at KBS REIT III’s estimated value per share; third-party valuation firm would agree with KBS statement reporting obligations. • a stockholder would ultimately realize REIT III’s estimated value per share; or distributions per share equal to KBS REIT III’s • the methodology used to determine KBS REIT estimated value per share upon liquidation of III’s estimated value per share would be KBS REIT III’s assets and settlement of its acceptable to FINRA or for compliance with liabilities or a sale of KBS REIT III; ERISA reporting requirements. • KBS REIT III’s shares of common stock would trade at the estimated value per share on a national securities exchange; :::;(<=>;?@. !%

Further, the estimated value per share is based on the estimated value of KBS REIT III’s assets less the estimated Stockholder value of KBS REIT III’s liabilities, divided by the number of shares outstanding, all as of September 30, 2018, with the exception of an adjustment to KBS REIT III’s net asset value for the acquisition and assumed loan costs related to Performance the buyout of KBS REIT III’s partner equity interest in an unconsolidated joint venture that closed subsequent to September 30, 2018 and a reduction to KBS REIT III’s net asset value for deferred financing costs related to a portfolio loan facility that closed subsequent to September 30, 2018. KBS REIT III did not make any other KBS REIT III provides its estimated value adjustments to the estimated value per share subsequent to September 30, 2018, including any adjustments per share to assist broker dealers that relating to the following, among others: (i) the issuance of common stock and the payment of related offering costs participated in KBS REIT III’s now- related to KBS REIT III’s dividend reinvestment plan offering; (ii) net operating income earned and distributions terminated initial public offering in declared; and (iii) the redemption of shares. The value of KBS REIT III’s shares will fluctuate over time in response to developments related to future investments, the performance of individual assets in KBS REIT III’s portfolio and the meeting their customer account management of those assets, the real estate and finance markets and due to other factors. KBS REIT III’s estimated statement reporting obligations. value per share does not reflect a discount for the fact that KBS REIT III is externally managed, nor does it reflect a real estate portfolio premium/discount versus the sum of the individual property values. KBS REIT III’s estimated value per share does not take into account estimated disposition costs and fees for real estate properties which were not under contract to sell as of December 3, 2018, debt prepayment penalties that could apply upon the prepayment of certain of KBS REIT III’s debt obligations, the impact of restrictions on the assumption of debt or swap breakage fees that may be incurred upon the termination of certain of KBS REIT III’s swaps prior to expiration. The estimated value per share does not take into consideration acquisition-related costs and financing costs related to any future acquisitions subsequent to December 3, 2018. KBS REIT III currently expects to utilize an independent valuation firm to update its estimated value per share no later than December 2019. :::;(<=>;?@. !&

KBS

Stockholder Performance

Distribution History[1]:

June 24, 2011 – September 30, 2019:

$0.65/share

on an annualized basis

Current monthly distribution rate would equal a **6.50% annualized rate** based on the **initial $10.00 primary offering price per share**, or 5.41% based on the December 3, 2018 estimated value per share of $12.02.[2]

1 Based on distributions declared as of November 8, 2019. Total distributions paid through September 30, 2019, consisted of 50% paid in cash and 50% reinvested through the dividend reinvestment plan. KBS REIT III funded its total distributions paid through September 30, 2019, which includes net cash distributions and dividends reinvested by stockholders, as follows: 89% from cash flow from operating activities from current or prior periods, 7% from debt financing and 4% from proceeds of asset sales. For more information, please refer to KBS REIT III's public filings. For purposes of determining the source of distributions paid, KBS REIT III assumes first that it uses cash flow from operating activities from the relevant or prior periods to fund distribution payments.

2 KBS REIT III's charter permits it to pay distributions from any source, including offering proceeds or borrowings (which may constitute a return of capital), and does not limit the amount of funds it may use from any source to pay such distributions. If KBS REIT III pays distributions from sources other than cash flow from operating activities, it will have less funds available to make real estate investments and the overall return to its stockholders may be reduced. There are no guarantees that KBS REIT III will pay distributions. Because a portion of the distributions paid to date were paid with borrowings and in the future KBS REIT III may not pay distributions solely from cash flow from operating activities, distributions may not be sustainable. For more information, please refer to KBS REIT III's public filings.



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Stockholder Hypothetical Performance of Early and Late Investors Hypothetical Assumes all distributions have been taken in cash and stockholder has held shares since the dates below Performance Sum of Estimated Value Per Cumulative Cash Share as of December 3, Estimated Value Distributions Per Share 2018 and Cumulative Cash Per Share as of Received as of Distributions Per Share December 3, 2018 September 1, 2019 Received as of September 1, 20191 First Investor (Invested at Escrow Break on March 24, 2011): $12.02 $5.32 $17.34 Last Investor (Invested at Close of Public Offering on July 28, 2015): $12.02 $2.66 $14.68 !"?-&"+256&/%"0+",-0%"<()25+"P(2)'"<-$+B&",("Z!;>\:"$+'"Z!Q>!8"3(/"$+" &$/)*"$+'")$,&"0+1&%,(/9"/&%.&<,01&)*9"P-("32))*".$/,0<0.$,&'"0+"i#4"KLM?" MMMF%"'010'&+'"/&0+1&%,5&+,".)$+"3(/",-&")03&"(3",-&"0+1&%,5&+,"$+'"'0'"+(," 5$@&"$+*"/&'&5.,0(+%>" :::;(<=>;?@. !(")!(

KBS

Stockholder Performance September 2019

Hypothetical Performance of First and Last Investor

$17.34 total value for first cash investor [1,2]

$14.68 total value for last cash investor [1,2]

Breakdown of First Cash Investor Value



$10.00
$11.14
$9.29[3]
$1.85
$11.65
$9.42[3]
$2.23
$12.92
$10.04
$2.88
$14.16
$10.63
$3.53
$15.91
$11.73
$4.18
$16.85
$12.02
$4.83
$17.34 [1,2]
$12.02
$5.32
Offering Price
May-14
Dec-14
Dec-15
Dec-16
Dec-17
Dec-18
Sep-19

Breakdown of Last Cash Investor Value



$10.51
$10.26
$10.04
$0.22
$11.50
$10.63
$0.87
$13.25
$11.73
$1.52
$14.19
$12.02
$2.17
$14.68 [1,2]
$12.02
$2.66
Offering Price
Dec-15
Dec-16
Dec-17
Dec-18
Sep-19

Cumulative Distributions[4] Estimated Value Per Share[5]

1 The total value would change to $18.42 and $15.10 for a first and last investor, respectively, who fully participated in KBS REIT III's dividend reinvestment plan for the life of the investment and did not make any redemptions.
2 Total value equals cumulative distributions as of September 30, 2019, plus the December 2018 estimated value per share.
3 Determined solely to be used as a component in calculating the offering price of KBS REIT III's now-terminated initial public offering.
4 "Cumulative Distributions" for a first cash investor assumes all distributions received in cash and no share redemptions and reflect the cash payment amounts (all distributions paid since inception) per share for a hypothetical investor who invested on escrow break (March 24, 2011) and consequently has received all distributions paid by KBS REIT III. "Cumulative distributions" for a last cash investor assumes all distributions received in cash and no share redemptions, and reflect the cash payment amounts (all distributions paid since investment) per share for a hypothetical investor who invested on July 28, 2015.
5 For estimated value per share information, see KBS REIT III's Supplement no. 3 to the Company's prospectus dated April 25, 2014 (Registration No. 333-164703), filed May 6, 2014; Part II, Item 5 of KBS REIT III's Annual Reports on Form 10-K filed March 9, 2015, March 14, 2016, March 13, 2017, March 8, 2018 and March 13, 2019; and KBS REIT III's Current Report on Form 8-K filed December 6, 2018.

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Strategic As the Board of Directors evaluates various strategic alternatives, they will be focused on certain key Alternatives attributes of the Company including the current portfolio size and performance, shareholder desire for liquidity as well as their desire to stay invested Following the Portfolio Sale, the and current market environments. Company’s Board of Directors is finalizing a review of strategic alternatives in an effort to further enhance shareholder liquidity and NAV REITs at a Glance maximize shareholder value. These Perpetual Life Investment Vehicle strategic alternatives include a Potential enhanced liquidity, up to 20% of conversion into an NAV REIT or equity per year strategic asset sales. Frequent valuations Lower up-front fees :::;(<=>;?@. ")

REIT III Goals & Objectives Provide enhanced shareholder liquidity Finalize a review of strategic alternatives, with the goal of further enhancing shareholder liquidity and maximizing shareholder value Complete major capital projects, such as renovations or amenity enhancements, with the goal of attracting quality tenants Complete construction of Hardware Village property and continue to lease-up Lease-up and stabilize all properties in the portfolio with an emphasis in capital investments leading to stabilized occupancy at increased market rental rates Distribute operating cash flows to stockholders Continue to monitor the properties in the portfolio for beneficial sale opportunities in order to maximize value :::;(<=>;?@. "!

Upcoming: December 2019 NAV update Please join us December 12, 2019 for the December 2019 NAV update webcast. :::;(<=>;?@. ""

Q&A For additional questions, contact KBS Capital Markets Group Investor Relations (866) 527-4264 "#